Exhibit 99.1

Warren Resources Investor Presentation March 19, 2014 Investing in the Future of Energy

Forward-Looking Statements Investing in the Future of Energy NASDAQ (WRES) 2 Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to, changes in oil and gas prices, changes in expected levels of oil and gas reserve estimates and production estimates, the timing and results of drilling and other development activities, governmental and environmental regulations and permitting requirements and delays, the availability of capital and credit market conditions, unsuccessful exploratory activities, planned capital expenditures, unexpected cost increases, delays in completing production, treatment and transportation facilities, the availability and cost of obtaining equipment and technical personnel, operating hazards, risks associated with the availability of acceptable transportation arrangements, unanticipated operational problems, potential liability for remedial actions under existing or future environmental regulations, changes in tax, environmental and other laws applicable to our business as well as general domestic and international economic and political conditions. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved, reserves as of December 31, 2013 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential” or “prospective or potential resources” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data.

1. Company Overview Investing in the Future of Energy NASDAQ (WRES) 3

Company Overview

- High quality, long-lived asset portfolio comprised of two core operating areas
- California Properties
  - Wilmington field in Los Angeles Basin
  - Leroy Pine in Santa Maria Valley Oil Field
  - Primarily focused on waterflood oil recovery, reactivation and development
- Wyoming Properties
  - Washakie Basin in southcentral Wyoming
  - Coalbed methane ("CBM") production with deeper oil and gas potential

Financial Profile	
Ticker:	NASDAQ: WRES
Share price (as of 3/17/14):	$4.45
Shares Outstanding[1,2]:	72.9 MM
Market Capitalization:	$324.4 MM
Long-Term Debt[1]:	$96.0 MM
Enterprise Value:	$408.7 MM
EBITDA (FY 2013)**:	$78.2 MM

Asset Profile	
Estimated Proved Reserves[1]:	33.7 MMBoe
% Oil[1]:	48%
% Total PDP and PDNP[1]:	64%
PV-10[1,2] **:	$504 MM
4Q 2013 Average Daily Net Production:	5,989 Boe/d
R/P Ratio[1]:	15.7 years

(1) As of Dec. 31, 2013
(2) Basic common shares
** See reconciliations to US GAAP in Appendix

Investing in the Future of Energy NASDAQ (WRES)

4

Warren RESOURCES

Areas of Operations

California Properties

- Located in the Wilmington Field in the Los Angeles Basin
  - Third largest U.S. oilfield
  - Waterflood oil recovery
- Wilmington Townlot Unit ("WTU")
  - 1,424 net acres (99% WI)
  - 11.8 MMBbls estimated proved reserves as of 12/31/13 (60% PDP/PDNP)
  - Net avg. daily production (4Q13): 2,740 bbl/d
- North Wilmington Unit ("NWU")
  - 1,036 net acres (100% WI)
  - 4.2 MMBbls estimated proved reserves as of 12/31/13 (31% PD/PDNP)
  - Net avg. daily production (4Q13): 440 Bbl/d
- 150 gross identified potential Wilmington drilling locations*
- Leroy Pine
  - 62.5% WI
  - 19 producing well program
  - Commenced drilling on 10/29/13



WY
CA
NM
Offices
Producing Properties
Focus Areas

Wyoming Properties

- Located in southcentral portion of Washakie Basin
- Commercial CBM development
- November 2012 acquisition of Anadarko interests provided operatorship over majority of acreage and 100% ownership of pipeline/infrastructure
- ~86,000 net acres
- 102.6 Bcf of estimated proved reserves as of 12/31/13 (73% PDP/PDNP)
- Net avg. daily production (4Q13): 16,895 Mcf/d
- 175 targeted CBM drilling locations and 225 additional potential locations*
- Over 60 well stimulation opportunities
- 71,000 net acres prospective for Niobrara, Shannon, Sussex and other Deep formations

* Probable, possible & Contingent locations; internally generated unrisked estimated potential locations

Investing in the Future of Energy NASDAQ (WRES) 5

Warren RESOURCES

Experienced Senior Management Team Investing in the Future of Energy NASDAQ (WRES) 6 Philip A. Epstein Chairman & CEO Joined Warren Resources in December 2012 as Chairman and CEO Over 25 years of significant experience in the oil and natural gas industry In 1992, participated in the founding of Belco Oil & Gas Corp. and served in senior positions Previously co-founded and formerly served as Managing Partner of Calypso Energy LLC, co-founded Superior Renewable Energy LLC and served as Senior Executive of Belco Oil & Gas Corp. Stewart P. Skelly Vice President & CFO Joined Warren in 2000 Appointed CFO in July 2013 Served as Vice President and Controller from 2002 to June 2013 Robert M. Dowell General Manager & VP of Operations Joined Warren Resources in 2007 Over 33 years of experience in various engineering and operations roles Held positions with Southern California Gas Company, Texaco/Getty Oil Co. and PA Consulting

Recent Milestones Sept. 2012: Acquired Wyoming E&P and midstream assets from Anadarko Petroleum Dec. 2012: Philip A. Epstein Appointed Chairman & CEO Dec. 2012: Marcus Rowland Appointed to the Board of Directors April 2013: Recommenced development of NWU Ranger formation Spring - Fall 2013: Successfully executed on initial 27 CBM well drilling program as operator in Wyoming 2H 2013: Acquired Leroy Pine Project in Santa Maria Valley Oil Field and began initial 3 well conventional drilling program to the Monterey Chert March 2014: Introduced 2014 capital budget of $116 million, the company’s largest in 5 years, reflecting the Company’s growth focus going forward Investing in the Future of Energy NASDAQ (WRES) 7

Business Strategy Optimize Operations on Current Assets Grow production from current low-risk, long-life assets Control operational and development costs; increase efficiencies Continue to identify additional locations to add to drilling inventory Closely Analyze Financial Performance Maintain in-depth evaluation of financial results Identify avenues to reduce non-operational costs Pursue Acquisitions of Properties with Development Potential Leverage core competencies and provide economies of scale Focus on operated properties with existing production and significant drilling potential Investing in the Future of Energy NASDAQ (WRES) 8

Key Reasons to Own Warren Resources Investing in the Future of Energy NASDAQ (WRES) 9 Experienced Management and Operations Team Strong management team and Board focused on maintaining financial discipline while accelerating growth Extensive industry experience in horizontal and directional drilling, waterflood recovery operations and CBM development Recognized leader in environmental stewardship in California and Wyoming Balanced Production and Reserve Mix High quality asset base with geographic and commodity diversification allows capital allocation to highest return projects across commodity cycles; Reserves 48% oil and 64% PDP Balanced Production Mix: 2013 production 52% Oil, 48% Gas; 2014 production 52% Oil, 48% Gas (based on guidance) Continued Optimization of operations WTU and NWU Ranger wells continue to improve from initial rates as the formation gets greater water injector support Total operating expenses decreased by 13% in 4Q13 compared 4Q12 Low-Risk, Shallow Decline Assets Core assets in regions with long production histories, limiting geologic and operating risk Proved developed (PDP/PDNP) reserve to production life of 10.0 years Large Resource Potential Upside Approximately 97 gross additional potential drilling locations in California Oil operations (not booked as PUD locations at year-end 2013) represents approx. 9.0+ MMBbl resource potential upside to proved reserves Approximately 351 gross additional “unbooked” potential drilling locations in Wyoming CBM operations represents 300-400 Bcf resource potential upside in Wyoming Wyoming acreage prospective for additional multi-formation deep oil and gas potential Low Leverage and Ample Liquidity SEC PV-10*** to net debt of 6.0x Net debt to FY 2013 EBITDA* of 1.1x; net debt to total capitalization of 26.2% as of Dec. 31, 2013 Available liquidity of $82.1 million as of Dec. 31, 2013 Attractive Valuation Warren’s shares** reflect a 23% discount to PV-10, adjusted for net debt*** Enterprise Value to FY 2013 EBITDA* of 5.1x * See reconciliations to US GAAP in Appendix ** Warren share price as of 3/17/2014 as noted on slide 4 *** SEC PV-10 at 12/31/13; See PV-10 reconciliation to US GAAP in Appendix

Strong Production Growth Through Cycles A track record of growing production while lowering costs Historical Annual Production* (MBOE) Historical Cost Structure** ($/BOE net) * 2014 production is estimated based on midpoint of guidance ** Lease operating expenses (LOE), includes P&A and Property Taxes Investing in the Future of Energy NASDAQ (WRES) 10 2012 $22.20 $20.70 $16.92 $16.54 $17.54 $16.31 $17.16 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2007 2008 2009 2010 2011 2012 2013

Reserves Well Balanced Between Oil & Gas Investing in the Future of Energy NASDAQ (WRES) 11 Asset Summary Oil Reserves* Estimated Proved Reserves Composition* Natural Gas Reserves* By Category By Product Estimated Proved Reserves of 33.7 MMBoe as of December 31, 2013 48% oil, 64% proved developed (PDP/PDNP) Year-end 2013 PV-10 of $504 million* Proved developed reserve life index of 10 years * Proved reserves and PV-10 reflecting year-end 12/31/13 SEC proved reserves; PV-10 reconciliation to US GAAP in Appendix PDP 46% PDNP 18% PUD 36% Oil 48% Natural Gas 52%

Drilling Inventory: Total Gross Potential Locations

- Future upside to current production and reserves with large inventory of unproved undeveloped drilling locations
- Warren continues to identify new locations in supposedly mature areas in California through analysis of data collected in drilling program
- Large inventory future drilling locations:
  - **150 gross identified undeveloped locations in the Wilmington Field represents 6.5 years of drilling inventory*****
    - 68 gross PUD locations
    - 82 gross additional identified probable and possible locations
  - **15 additional identified probable and possible Leroy Pine locations**
  - **400 gross undeveloped CBM locations in Wyoming represents 16 years of drilling inventory*****
    - 49 gross PUD Locations
    - 126 gross additional identified probable and possible locations
    - 225 gross additional possible locations

Area of Operation	Gross Locations		
	PUD	Probable, Possible & Contingent*	Total
WTU			
Tar	2	13	15
Ranger	13	1	14
U.Terminal**	19	45	64
Ford	8	14	22
237/Schist**	0	7	7
Total WTU	**42**	**80**	**122**
NWU			
Tar	4	0	4
Ranger	19	0	19
U.Terminal	3	2	5
Total NWU	**26**	**2**	**28**
Total Wilmington	**68**	**82**	**150**
Leroy Pine			
Monterey - Chert	0	15	**15**
Total California	**68**	**97**	**165**
Total Wyoming CBM	**49**	**351**	**400**
Total Gross Locations	**117**	**448**	**565**

* Probable, possible & contingent locations internally generated unrisked estimated potential locations

** 15 gross locations in the WTU Upper Terminal and 7 gross locations in the WTU deep zones 237/Schist comprise total contingent locations

*** Assumes 23 gross producer wells drilled per year in California and 25 gross producer wells in Wyoming

Investing in the Future of Energy NASDAQ (WRES) 12

Warren RESOURCES

Large Resource Potential1 Upside Investing in the Future of Energy NASDAQ (WRES) 13 Oil Resource Potential Upside2 (1) Resource Potential numbers reflect internally generated unrisked resource potential estimates (2) Low end of resource potential estimates Natural Gas Resource Potential Upside2 Area of Operation Low End High End WTU Tar 0.9 1.4 Ranger 0.1 0.2 U.Terminal 4.9 6.8 Ford 2.0 2.2 237/Schist - - Total WTU 8.0 10.6 NWU Tar - - Ranger - - U.Terminal 0.2 0.2 Total NWU 0.2 0.2 Total Wilmington 8.2 11.6 Leroy Pine Monterey - Chert 0.7 1.2 Total California 8.9 12.8 Total Wyoming CBM 50.0 66.7 Total Est. Net Resource Potential Upside 58.9 79.5 Net Resource Potential (in MMBoe)

2014: Production Guidance and Capex Budget Investing in the Future of Energy NASDAQ (WRES) 14 * At midpoint of 2014 Oil and Natural Gas production guidance 2014 Capex by Area $116 million 2014 capital expenditure budget California: $77 million; 47 well drilling program WTU: 17 new producing wells & 5 injectors NWU: 6 new producing wells & 5 injectors Leroy Pine Project: 12 new producing wells and 2 injectors Wyoming: $39 million, 54 well drilling program 48 producing wells and 6 injector wells FY 2014 Production Mix* 1Q and FY 2014 production guidance 1Q 2014 FY 2014 Production Guidance: March 31, 2014 December 31, 2014 Oil (MBbl) 270 – 280 1,200 – 1,300 Gas (MMcf) 1,550 – 1,650 6,750 – 7,250 Oil Equivalent (Mboe) 528 – 555 2,325 – 2,508 California 66% Wyoming 34% $116 MM

Upcoming Potential Catalysts WTU Ford – 8 production wells and 2 water injectors planned in 2014; Warren’s initial Ford tests in 2011 were positive and offset operator OXY had significant success with its Ford waterfloods NWU production expected to continue to increase, benefiting from greater water injection support and additional production wells planned in 2014 Leroy Pine – initial production expected in April from 3 wells drilled in late 2013; 12 producers and 2 injectors planned for 2014 Investing in the Future of Energy NASDAQ (WRES) 15 New and enhanced waterfloods in California to drive oil production growth Warren utilized an improved completion design for its 2013 CBM drilling program (1st year as operator) To date the 2013 CBM wells have been on production for 6.5 months on average and cumulative production overall is ahead of our prior projection More data is needed to confirm the trend, but continued outperformance by the 2013 wells and similar performance by 2014 wells could support update to the CBM type curve to reflect faster incline to peak rate Potential upside from Wyoming Deep Rights Warren continues to have discussions with potential partners to test and develop deeper formations prospective across 71,000 net acres in the Atlantic Rim Well results and additional science work by offset operators in 2014 could generate additional interest Catalyst Comments CBM type curve could be revised to reflect faster incline to peak production rate and increase future reserve bookings WTU Ford – successful 2014 Ford program could allow Warren to book another 14 identified Ford locations and potentially identify additional locations in the Ford and/or deeper zones Continued improvement in the Ranger in the WTU / NWU could result in positive revisions to proved reserves Leroy Pine – only 3 wells booked to PDNP at year-end 2013, successful production results could allow Warren to book 15 additional identified locations with potential to identify additional locations going forward Potential accretive acquisitions Warren continues to actively evaluate potential acquisitions with primary focus on currently producing assets with an inventory of drilling locations where the Company can bring its operational expertise to bear; both bolt-ons and more transformative acquisitions are being considered

2. Operations Overview Investing in the Future of Energy NASDAQ (WRES) 16

California Operations Investing in the Future of Energy NASDAQ (WRES) 17

California: Wilmington Oil Field

Overview

- Third largest U.S. oilfield
- Produced over 2.5 billion barrels of oil since discovery in the 1930's
- Warren represents ~10% of current production of the Wilmington Field
  - Primary operator in the area is Occidental Petroleum
- Warren-operated WTU and NWU have produced more than 150 and 38 MMBbls, respectively
- Waterflood development in the shallow Tar, Ranger and Upper Terminal formations
- Deeper Ford formation development commencing in 2014
- 5 stacked pay zones from 2,600' to 6,000' containing 14 reservoirs

Los Angeles Basin


Warren Properties
Wilmington Field 9 billion Bbls OOIP
~27% produced to date

Investing in the Future of Energy NASDAQ (WRES) 18
Warren RESOURCES

California: Wilmington Field Overview

Wilmington Townlot Unit ("WTU")

- Unitized oilfield located in the Wilmington Field
- Operated by Warren with a 99% WI / 81% NRI
- 1,440 gross (1,424 net) acres
- Produced over 150 MMBbls from primary and secondary production
- Avg. daily production (4Q 2013): 2,740 Bbls/d, net
- Proved Reserves (Dec. 31, 2013): 11.8 MMBbls, net (60% PDP/PDNP)

North Wilmington Unit ("NWU")

- Adjacent to WTU
- Operated by Warren with 100% WI / 85% NRI
- 1,036 gross and net acres
- Produced more than 38 MMBbls
- Avg. daily production (4Q 2013): 440 Bbls/d, net
- Proved Reserves (Dec. 31, 2013): 4.2 MMBbls, net (31% PDP/PDNP)

Total Wilmington Field

- 68 PUD locations and 82 additional currently identified probable and possible locations
- Approximately 9+ MMBbls incremental resource potential*



Salt Lake
Beverly Hills
Los Angeles
Chevice Hills
Montebello
Englewood
Bandin
Brea-Olenda
Sante Fe Springs
Playa Del Rey
Yorba Linda
Rosecrans
El Segundo
West Coyote
East Coyote
Krawe
Dominguez
Olive
CA
Richfield
WILMINGTON
Long Beach
L.A. Basin
Seal Beach
Huntington Beach
North Wilmington Unit
Wilmington Townlot Unit

* Resource potential numbers reflect internally generated unrisked resource potential estimates

Investing in the Future of Energy NASDAQ (WRES) 19

Warren RESOURCES

California: Wilmington Operations Overview Investing in the Future of Energy NASDAQ (WRES) 20 Existing WTU Cellar Wilmington Townlot Unit Apply risk management concepts (to significantly reduce the probability of major business losses) Focused model of urban development: a prudent operator and good neighbor in the LA basin area Major milestones achieved: SW Ranger AOR approval, Ford waterflood application approved Daily oil production currently among highest in Company history; oil production grew 7% QTR/QTR (4Q13 / 4Q12) Upcoming: Initial development program to Ford formation in WTU AQMD approval of natural gas sales Construction of Satellite 8 in NWU

California: Wilmington Development Strategy

- Continue horizontal / sinusoidal development
- Drill "highly targeted wells" in 14 layers of stacked pay (2,600' - 6,000')
- Projecting per well IRRs of 30% - 70%
  - $85.00 California Midway-Sunset (CMS) oil price deck used for planning
- Use modern technology to maximize recovery
  - 27% of Warren's 750 MMBbl OOIP produced since 1930's
  - As of Dec. 31st, 2013, estimated proved oil reserves of 16.1 net million barrels
  - 35%+ OOIP recovery potential based on field performance
- Large inventory of drilling locations with 150 gross identified undeveloped locations in the Wilmington Field

Producing Zones



SW
NE
Tar
Ranger
Terminal
Union Pacific
Ford/237
Schist
Basement
- 3000'
- 6000'
- 9000'
Productive Limits
One Mile

Oil Reservoirs



Investing in the Future of Energy NASDAQ (WRES) 21

Warren RESOURCES

California: Wilmington Townlot Unit Investing in the Future of Energy NASDAQ (WRES) 22

California: Existing WTU Cellar WTU Centralized Drilling and Production Cellars Warren’s drilling cellars received the IOGCC 2011 Environmental Stewardship Award for independent oil companies. Investing in the Future of Energy NASDAQ (WRES) 23

California: Wilmington Field Type Curves Investing in the Future of Energy NASDAQ (WRES) 24 WTU Tar WTU Ranger WTU Upper Terminal NWU Ranger Year Bbl/d Oil Decline 0 110 1 54 51% 2 36 33% 3 27 25% 4 21 22% Year Bbl/d Oil Decline 0 103 1 62 40% 2 43 31% 3 32 26% 4 25 22% Year Bbl/d Oil Decline 0 40 1 36 10% 2 33 8% 3 30 9% 4 27 10% EUR (Gross): 88 MBO EUR (Gross): 171 MBO Year Bbl/d Oil Decline 0 53 1 37 30% 2 27 27% 3 20 26% 4 16 20% EUR (Gross): 136 MBO EUR (Gross): 185 MBO

California: WTU Ford Formation Investing in the Future of Energy NASDAQ (WRES) 25 WTU Ford Type Curve Successfully tested in 2011 Commencing development in 2014 2014 drilling plan of 8 gross producer wells and 2 gross injector wells Booked 8 gross Ford PUD locations at year-end 2013 Currently identified additional 14 gross probable and possible well locations AM surface AX surface 3D View of Ford well path Year Bbl/d Oil Decline 0 55 1 33 40% 2 24 27% 3 20 17% 4 17 15% EUR (Gross): 177 MBO

California: Leroy Pine Project Investing in the Future of Energy NASDAQ (WRES) 26 Located in the Santa Maria Valley Oil Field in Santa Barbara County, CA Acquired 62.5% working interest in Leroy Pine Reactivation Project in August 2013 Significant well control Unocal drilled 24 wells that produced a total of 6 million barrels of oil before exiting the project Drilling to the upper portion of Monterey reservoir (2,600’ - 6,000’) where Chert is more present Planning conventional vertical development (not a horizontal play on the Monterey Shale source rock)

California: Leroy Pine Type Curves Investing in the Future of Energy NASDAQ (WRES) 27 Leroy Pine Type Curves Targeting minimum IRR of 31% $85.00 oil price deck used for planning Completed 3 producer well drilling program on December 7, 2013 Planning to complete the wells in late 1Q 2014 Expecting initial production in April 2014 Planning 16 additional producer wells 12 in 2014 4 in 2015 2014 capital budget of $14.3 million $12.3 million drilling and completion $2.0 million for facilities & other infrastructure Bbl/d Oil Decline Year High Case Low Case High Case Low Case 0 90 54 1 51 23 43% 57% 2 36 18 29% 22% 3 28 16 22% 11% 4 23 14 18% 13%

California: 2014 Development Plan Wilmington Townlot Unit Capital budget of $38.7 million $30.8 million drilling and completion, $7.9 million for facilities improvements and other infrastructure costs 8 Ford producers, 2 Ford injectors 2 Tar Horizontal producers, 1 Tar injector 3 Upper Terminal sinusoidal producers 4 Ranger sinusoidal producers, 2 Ranger sinusoidal injectors North Wilmington Unit Capital budget of $24.1 million $19.3 million drilling and completion $4.8 million for facilities improvements and other infrastructure costs 6 Ranger sinusoidal producers, 5 Ranger sinusoidal injectors Leroy Pine Capital budget of $14.3 million $12.3 million drilling and completion $2.0 million for facilities improvements and other infrastructure costs 12 producers, 2 water disposal wells Investing in the Future of Energy NASDAQ (WRES) 28 California 2014 Capital Allocation Total capital expenditure budget of $77 million for California in 2014 82% allocated to drilling and completion activity

Rockies Operations Investing in the Future of Energy NASDAQ (WRES) 29

Wyoming: Washakie Basin Overview

Overview

- Washakie Basin is located in the southeast portion of the Greater Green River Basin in southwestern Wyoming
- Commercial CBM production established by Warren and Anadarko in 2002
- Approved as operator of the Spyglass Hill Unit in the Atlantic Rim in 2013
- Substantial Resource Base with Operatorship
- Own ~111,000 gross (86,000 net) acres prospective for CBM development ("Atlantic Rim Project")
- Target 3 coals in the shallow Mesa Verde coalbeds down to 3000'
- ~71,000 net acres prospective for deeper, oil and gas-bearing formations (Niobrara, Sussex Shannon, etc.)



MONTANA
Williston
NORTH DAKOTA
Big Horn
Powder River
Wind River
WYOMING
Greater Green River
Washakie Basin
Uinta + Piceance + Park
DJ
COLORADO
KANSAS
80
789
71
70
Atlantic Rim Project

Investing in the Future of Energy *NASDAQ (WRES)* 30

Warren RESOURCES

Wyoming: Atlantic Rim Operations Overview Investing in the Future of Energy NASDAQ (WRES) 31 Atlantic Rim Project Area Summary as of 12/31/13 Doty Mountain Sun Dog Grace Point Maxwell Hollow (formerly Brown Cow) Starr Draw Catalina Unit (DBLE operated) Comprises ~111,000 gross (86,000 net) acres on the eastern rim of the Greater Green River Basin 175 gross targeted drilling locations and an additional 225 total potential locations Estimated Proved reserves: 106.0 Bcf (Dec. 31, 2013) 300-400 Bcf incremental resource potential* Over 60 well stimulation opportunities Current CBM development targeting 30+% IRR hurdle rate 4Q13 Avg. Net Net Proved Current Producing Production Reserves Area Operator WI (%) Wells (MMcf/d) (Bcf) Atlantic Rim Sun Dog Warren 69% 113 6.2 46.7 Doty Mountain Warren 73% 82 7.1 44.6 Grace Point Warren 81% 25 0.6 8.4 Other Other Non-op 13% 71 3.0 6.3 Total 291 16.9 106.0 * Resource potential numbers reflect internally generated unrisked resource potential estimates

Wyoming CBM: Development Strategy Meet unit drilling obligations of 25 new CBM wells per year to perpetuate unit 48 wells planned in 2014 will satisfy requirement until 2016 Meet 30% IRR target program hurdle rate Maximize infrastructure value Rationalize produced water Define substantial resource base through high-graded geology, reservoir engineering and developmental drilling Evaluate & exploit deep potential Actively seek partners to develop acreage Form multiple federal exploration/resource units Investing in the Future of Energy NASDAQ (WRES) 32

Wyoming CBM: Type Curve Investing in the Future of Energy NASDAQ (WRES) 33 Wyoming CBM Type Curve (1.0 Bcf) The 27 CBM wells 2013 drilled in 2013 were Warren’s first wells drilled as operator The cumulative production to date from the 2013 CBM wells is significantly higher than projections based on the current type curve Still too early for the data to be conclusive The 2013 CBM wells have been on production an average of 6.5 months The CBM type curve could be updated to reflect a faster incline with: Continued outperformance by the 2013 wells over a longer time period Similar production results from the CBM wells in the 2014 drilling program Year Natural Gas Mcf/d 0 9 1 324 2 476 3 397 4 324

Rockies: Atlantic Rim CBM Stratigraphy Investing in the Future of Energy NASDAQ (WRES) 34 Late Cretaceous aged coals Three coal bearing sections Multiple thin coal seams surrounded by highly porous water bearing sandstones Average net coal thickness is approximately 35’ Coal Rank is High-Volatile C Bituminous Lewis Shale Top of Mesa Verde Almond Section Pine Ridge Section Allen Ridge Section

Atlantic Rim: Midstream Assets Pipeline Map Investing in the Future of Energy NASDAQ (WRES) 35 as of 12/31/2013 Capacity (Mcf/d): 65,000 Utilization (Mcf/d): ~25,000 Rate ($/Mcf): $0.63

Wyoming CBM: 2014 Development Plan Wyoming CBM 2014 Capital budget of $38.9 million $32.5 million drilling and completion, $6.4 million for facilities improvements and other infrastructure costs 48 gross producer wells 6 water disposal injection wells 2014 development activity expected to satisfy 2014 and 2015 BLM drilling requirements to hold Spyglass Unit, with no further drilling to hold unit required until mid-year 2016 Investing in the Future of Energy NASDAQ (WRES) 36 Wyoming CBM 2014 Capital Allocation Total $39 million capital expenditure budget for Wyoming CBM in 2014 84% allocated to drilling and completion activity

Wyoming Deep Potential: Producing Zones Investing in the Future of Energy NASDAQ (WRES) 37 Atlantic Rim Zones Owns certain deep rights in a portion of the Atlantic Rim area ~71,000 net acres potentially prospective for oil bearing formations including: Shannon (oil) Sussex (oil) Niobrara (oil) Frontier (gas) Dakota (gas) Niobrara interval at depths between 6,000-8,000 ft. across trend Currently completing a geological analysis of Niobrara acreage Double Eagle has drilled a Niobrara well adjacent to Warren Acreage Considering JV with strategic investors Analogous to DJ and Powder River Basins CBM – current Warren production

Wyoming Deep Potential: Regional Activity Investing in the Future of Energy NASDAQ (WRES) 38

Wyoming Deep Potential: Offset Activity Investing in the Future of Energy NASDAQ (WRES) 39 GRMR Oil and Gas, LLC, an affiliate of privately held East Resources, Inc., entered into a farmout agreement with Entek Energy Limited on the company’s acreage in Carbon County, Wyoming offset to (east & southeast) Warren’s Spyglass Hill Unit The AMI’s under the agreement between GRMR and Entek span more than 125,000 gross acres on the border of southcentral Wyoming and northcentral Colorado Under the agreement GRMR will shoot approximately 145 miles of seismic in the basin (some of which will be across a portion of Warren’s acreage) and will carry Entek on three horizontal wells targeting the Niobrara To the south in northwest Colorado’s Sand Wash Basin, Southwestern Energy recently announced an agreement to acquire over 300,000 net acres from SWEPI LP (a subsidiary of Royal Dutch Shell) and Quicksilver Resources. Southwestern intends to begin testing the play shortly after closing, possibly as early as June 2014.

3. Financial Overview Investing in the Future of Energy NASDAQ (WRES) 40

Financial Policy Investing in the Future of Energy NASDAQ (WRES) 41 Capital spending dictated by internal rates of return across all operating areas Maintain financial flexibility Supplement organic development with accretive acquisitions Retain flexibility and liquidity to pursue large acquisitions Target IRR of at least 30% for drilling programs Continue to increase the Credit Facility borrowing base through reserve additions from organic growth and acquisitions to maximize liquidity Maintain active hedging program to support economic returns, protect cash flow and ensure strong coverage metrics Target rolling 50% of production one to two years forward – will hedge further opportunistically

Capitalization / Liquidity Low Leverage 1.1x 2013 EBITDA* (12/31/13) Ample liquidity $82.1 MM available on $165 million borrowing base (12/31/13) Current Capitalization & Liquidity Low leverage and significant dry powder provides Warren flexibility to be opportunistic with acquisitions Investing in the Future of Energy NASDAQ (WRES) 42 * See reconciliations to US GAAP in Appendix As of (US$ millions, except per unit amounts) 12/31/13 Cash & Equivalents $11.6 Long-Term Debt Revolving Credit Facility $94.5 Convertible Debentures, less current portion 1.5 Total Debt $96.0 Preferred Stock $0.1 Shareholders' Equity 226.1 Total Capitalization $322.2 Net Debt / Capitalization 26.2% Summary Credit Metrics 2013 EBITDA* $78.2 Net Debt / 2013 EBITDA 1.1x Liquidity Borrowing Base Amount $165.0 Less: Outstandings (94.5) Credit Facility Availability $70.5 Plus: Cash & Cash Equivalents 11.6 Total Available Liquidity $82.1

2014: Planned Wells, Capex & Production Guidance 2014 Development and Capital Spending Plan by Area 1Q and FY 2014 Production Guidance Investing in the Future of Energy NASDAQ (WRES) 43 Operating Area Producing Wells Water Injection/ Disposal Wells Total Wells Drilling & Completion Facilities & Infrastructure Total Capital Expenditures WTU 17 5 22 $30.8 $7.9 $38.7 NWU 6 5 11 $19.3 $4.8 $24.1 Leroy Pine 12 2 14 $12.3 $2.0 $14.3 Wyoming CBM 48 6 54 $32.5 $6.4 $38.9 Total 83 18 101 $94.9 $21.1 $116.0 1Q 2014 FY 2014 Production Guidance: March 31, 2014 December 31, 2014 Oil (MBbl) 270 – 280 1,200 – 1,300 Gas (MMcf) 1,550 – 1,650 6,750 – 7,250 Oil Equivalent (Mboe) 528 – 555 2,325 – 2,508

Hedges: Natural Gas Natural Gas Hedges* Natural Gas Hedge Volume* Derivatives Quantity Period Gas NYMEX Swap $3.79 7,000 MMBtu/d 1/1/14-12/31/14 Gas NYMEX Swap $4.18 2,000 MMBtu/d 1/1/14-12/31/14 Gas NYMEX Swap $4.27 3,000 MMBtu/d 1/1/14-12/31/14 Gas NYMEX Swap $4.18 3,000 MMBtu/d 1/1/15-12/31/15 CIG Basis Swap $0.20 6,000 MMBtu/d 3/1/14-12/31/14 Investing in the Future of Energy NASDAQ (WRES) 44 * Open natural gas production hedges as of March 5, 2014 - 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2013 2014 2015 % Gas of Total Production Hedged % Hedged Unhedged % Gas of Total Production 9,000 12,000 3,000 - 2,200 4,400 6,600 8,800 11,000 13,200 2013 2014 2015 (MMBtu/d) Swaps

Hedges: Oil Oil Hedges* Oil Hedge Volume* Derivatives Quantity Period Oil Brent Swap $104.30 700 Bbl/d 10/31/13-9/30/14 Oil Brent Swap $102.12 800 Bbl/d 1/1/14-12/31/14 Investing in the Future of Energy NASDAQ (WRES) 45 * Open oil production hedges as of March 5, 2014 - 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2013 2014 % Oil of Total Production Hedged % Hedged Unhedged % Oil of Total Production 2,075 1,500 - 1,000 2,000 3,000 4,000 2013 2014 (Bbl/d) Swaps

Summary Historical Financial Results Investing in the Future of Energy NASDAQ (WRES) 46 Production Revenue EBITDA* Capital Expenditures * See reconciliation to US GAAP in Appendix

4. Appendix Investing in the Future of Energy NASDAQ (WRES) 47

Appendix: EBITDA Reconciliation to Net Income Investing in the Future of Energy NASDAQ (WRES) 48 Year Ended Year Ended Year Ended Year Ended Year Ended December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 December 31, 2009 (in millions) (in millions) (in millions) (in millions) (in millions) Net Income $30.4 $15.5 $21.6 $20.4 ($13.8) Interest Expense 3.0 3.3 3.2 3.5 5.9 Income Taxes 0.1 0 -0.1 - 0.1 DD&A 44.8 47.2 30.5 22 20.6 EBITDA $78.2 $66.0 $55.2 $45.9 $12.8

Appendix: Year-end 2013 SEC PV-10 Investing in the Future of Energy NASDAQ (WRES) 49 Information on Reserves and PV-10 Value The PV-10 value represents a non-GAAP measure that differs from the standardized measure of discounted future net cash flows presented in Warren's Form 10-K, which includes the effect of future income taxes. The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved oil and natural gas reserves after income tax, discounted at 10%. The PV-10 value represents the present value of future cash flows attributable to our proved oil and gas reserves before income tax, discounted at 10% per annum. We use PV-10 value when assessing the potential return on investment related to our oil and gas properties. Although it is a non-GAAP measure, we believe that the presentation of the PV-10 value is relevant and useful to our investors because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. In accordance with SEC requirements, our reserves, PV-10 value and standardized measure at December 31, 2013 and 2012, were determined using average monthly pricing for 2013 and 2012. These prices reflect adjustment by lease for quality, transportation fees and regional price differences. For the Year Ended December 31, 2013 PV-10 Reconciliation (in 000s) Proved developed $379,310 Proved undeveloped 124,396 PV-10 Value 503,706 Less: future income taxes, discounted at 10% $28,705 Standardized measure of discounted future net cash flows $475,001 Prices Used in Calculating Reserves: Oil (per Bbl) $97.33 Natural Gas (per Mcf) $3.43

Warren Resources, Inc. Please visit our website: www.warrenresources.com Investing in the Future of Energy NASDAQ (WRES) 50